Exhibit 10.11
Hicks Acquisition Company II, Inc.
100 Crescent Court, Suite 1200
Dallas, Texas 75201
            , 2010
HH-HACII, L.P.
100 Crescent Court, Suite 1200
Dallas, Texas 75201
     Re: Amendment to Securities Assignment Agreement
     This letter amends certain provisions of that certain Securities Assignment Agreement, dated July 30, 2010 (the “Assignment”), by and among HH-HACII, L.P. a Delaware limited partnership (the “Seller”), and the parties identified on the signature page thereto (collectively, the “Buyers”). Capitalized terms used but not defined herein shall have the meaning set forth in the Assignment.
     This letter shall amend the Assignment as follows:
1.	The reference to “one year” in the second sentence of Section 1 of the Assignment shall be changed to “twenty (24) months.”
     Except for foregoing, all other provisions of the Assignment remain in effect as of the effective date thereof.
     IN WITNESS WHEREOF, the parties hereto have caused this letter to be duly executed as of the date first above written.

SELLER:

HH-HACI, L.P.

By:	HH-HACII GP, LLC, its general partner

By:

	Name:	Thomas O. Hicks
	Title:	Manager

BUYERS:

William A. Montgomery

William F. Quinn